UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-202970

Sheng Ying Entertainment Corp.
(Exact name of Registrant as specified in its charter)

Nevada	30-0828224
(State of incorporation)	(IRS Employer ID Number)

Avenidida Doutor Mario Soares N. 320 Edificio Finance & IT Centre 5 Andar A Macau
Address of Principal Executive Office

24 Tcharnihovsky St., Kfar Saba, Israel 44150
(Previous Address of principal executive offices)

+ 853 829 46756
Registrant’s telephone number, including area code

Date of Report (Date of earliest event reported): October 24, 2017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 24, 2017, Dr. Kok Chee LEE resigned from his official positions as Director, CEO and President of the Company, and on the same day the Board of Directors of the Corporation appointed Mr. Thomas Raack as a to fill the remaining term of Mr. Lee.

Thomas Raack, 47, has over 20 years of financial, executive and strategic management experience with a diverse group of private and publicly-held companies specializing in the development of technology, medical product distribution, biotechnology, and e-commerce. Mr. Raack has a broad base of business consulting experience and has assisted in structuring and completing, acquisitions, debt and equity financing, reorganizations, as well as designing and implementing business development and financial communications programs. Prior to joining Sheng Ying Entertainment Corp, Mr. Raack was an independent consultant from February 2002- to present, with a focus on assisting private companies with business development and operational systems. Since August 4, 2017, Mr. Rack has been a Director, President, Secretary and Treasurer of Vitalibis Inc., a private Nevada corporation that plans to engage in the marketing of personal care products. Mr. Raack was also previously managing partner at Alliance Capital Resources from July 1998 to February 2002, with offices in Newport Beach, CA. While at Alliance, Mr. Raack consulted for publicly traded companies handling domestic mergers and acquisitions, venture capital transactions, public offerings and other financings, joint ventures, strategic alliances and distribution agreements. His experience at Alliance also included managing financial communications for a NASDAQ listed medical products distribution company. Mr. Raack has formally accepted his appointment.

On October 25, 2017. Siew Heok Ong resigned from his official positions as Director and CFO of the Company, and on the same day, Ms. Sreyneang Jin resigned from her official positions as Director and COO of the Company.

On October 26, 2017, Mr. Raack, as the sole remaining Director or the Company, appointed himself as the CEO, President and Treasurer of the Company. He also terminated David E. Price as Secretary and appointed himself as Secretary.

ITEM 9.01 EXHIBITS

(d) Exhibits.

99.1	Board of Directors minutes resolution appointing new director

99.2	Resignations of Dr. Kok Chee LEE, Siew Heok ONG and Sreyneang JIN

99.3	Board of Directors resolution appointing new directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sheng Ying Entertainment Corp.

Date: October 30, 2017	By:	/s/ Thoms Raack
Thomas Raack, Director and President

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